United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2022

RCI HOSPITALITY HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10737 Cutten Road

Houston, Texas 77066

(Address of Principal Executive Offices, Including Zip Code)

(281) 397-6730

(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RICK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition.

On February 9, 2022, we issued a press release announcing the filing of our quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2021 and announced results for the fiscal quarter ended December 31, 2021. Also on February 9, 2022, we will hold a conference call to discuss these results and related matters. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities.

On February 9, 2022, the compensation committee of our board of directors granted a total of 300,000 new stock option awards (exercisable into a total of 300,000 shares of common stock) to six individuals, including three executive officers, as follows: (i) 50,000 stock options to Eric Langan, President and Chief Executive Officer; (ii) 50,000 stock options to Bradley Chhay, Chief Financial Officer; and (iii) 50,000 stock options to Travis Reese, Executive Vice President. The remaining 150,000 stock options were granted to non-executive management employees. All the options were granted under our 2022 Stock Option Plan (the “Plan”) which was approved by our board of directors on February 7, 2022 and will be presented for approval to our stockholders at the upcoming 2022 annual meeting. The options have a term of five years and have an exercise price of $100.00 per share. The options will be subject to a five-year vesting schedule with one-fifth vesting upon stockholders approving the Plan and one-fifth vesting on February 9 of each year thereafter, provided however that the options will be subject to earlier vesting under certain events set forth in the Plan, including without limitation a change in control. Further, the options cannot be exercised prior to obtaining stockholder approval of the Plan. If the Plan is not approved by stockholders at the upcoming annual meeting, we will unwind and terminate the Plan and the options will be cancelled.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Reference is made to the disclosure set forth above under Item 3.02 of this current report, which disclosure is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press release of RCI Hospitality Holdings, Inc. dated February 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCI Hospitality Holdings, INC.

Date: February 9, 2022	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer

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